UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2026
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, #208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported, on May 20, 2024, GRI Bio, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may from time to time issue and sell through Wainwright, acting as the Company’s sales agent, shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) (the “ATM Offering”). In connection therewith, on May 20, 2024, the Company filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (File No. 333-279348), related to the ATM Offering.
On January 29, 2026, the Company entered into an Amendment No. 1 to At The Market Offering Agreement (the “Amendment”) with Wainwright, effective as of January 28, 2026, to increase the aggregate offering price of the Shares that the Company may sell in the ATM Offering from $10,000,000 to up to the dollar amount of Shares registered on the prospectus supplement pursuant to which the ATM Offering is being made. In connection with the Amendment, on January 29, 2026, the Company filed a prospectus supplement with the Commission to increase the maximum number of Shares issuable in the ATM Offering to up to an aggregate of $60,000,000. Certain provisions of that Securities Purchase Agreement, dated December 11, 2025, by and between the Company and the investor set forth therein have been waived to permit issuances pursuant to the Sales Agreement, as amended by the Amendment.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Attached hereto as Exhibit 5.1 to this Current Report is the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., relating to the legality of the issuance and sale of the Shares.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Amendment No. 1 to At The Market Offering Agreement, dated as of January 29, 2026, between GRI Bio, Inc. and H.C. Wainwright & Co., LLC
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2026	GRI BIO, INC.
	By:	/s/ Leanne Kelly
	Name:	Leanne Kelly
	Title:	Chief Financial Officer